                                                                    Exhibit 10.2

This exhibit 10.2 amends and restates and replaces exhibit 10.2 previously filed on Form 8-K on May 11, 2005. This revised purchase agreement was filed to correct a typographical error in the previously filed purchase agreement.

                                                                  EXECUTION COPY

                         THE GREENBRIER COMPANIES, INC.,
                             AUTOSTACK CORPORATION,
                           GREENBRIER-CONCARRIL, LLC,
                         GREENBRIER LEASING CORPORATION,
                    GREENBRIER LEASING LIMITED PARTNER, LLC,
                      GREENBRIER MANAGEMENT SERVICES, LLC,
                            GREENBRIER LEASING, L.P.,
                            GREENBRIER RAILCAR, INC.,
                                GUNDERSON, INC.,
                             GUNDERSON MARINE, INC.,
                        GUNDERSON RAIL SERVICES, INC. AND
                       GUNDERSON SPECIALTY PRODUCTS, LLC.

                                  $175,000,000

                          8-3/8% Senior Notes due 2015

                               PURCHASE AGREEMENT

                                dated May 5, 2005

                         BANC OF AMERICA SECURITIES LLC
                            BEAR, STEARNS & CO. INC.

                               PURCHASE AGREEMENT

May 5, 2005

BANC OF AMERICA SECURITIES LLC
BEAR, STEARNS & CO. INC.
  As Initial Purchasers
c/o Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

Ladies and Gentlemen:

      Introductory. The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Initial Purchasers named in Schedule A (the "Initial Purchasers"), acting severally and not jointly, the respective amounts set forth in such Schedule A of an $175,000,000 aggregate principal amount of the Company's 8-3/8% Senior Notes due 2015 (the "Notes"). Banc of America Securities LLC and Bear, Stearns & Co. Inc. have agreed to act as the several Initial Purchasers in connection with the offering and sale of the Notes (the "Offering").

      The Notes will be issued pursuant to an indenture, to be dated as of May 11, 2005 (the "Indenture"), among the Company, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the "Trustee"). Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the "Depositary") pursuant to a letter of representations, to be dated on or before the Closing Date (as defined in Section 2 hereof) among the Company, the Guarantors, the Trustee and the Depositary.

      The holders of the Notes will be entitled to the benefits of a registration rights agreement, to be dated as of May 11, 2005 (the "Registration Rights Agreement"), among the Company, the Guarantors and the Initial Purchasers, pursuant to which the Company and the Guarantors will agree to file with the Commission (as defined below), under the circumstances set forth therein, (i) a registration statement under the Securities Act (as defined below) relating to another series of debt securities of the Company with terms substantially identical to the Notes (the "Exchange Notes") to be offered in exchange for the Notes (the "Exchange Offer") and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use its best efforts to cause such registration statements to be declared effective.

      The payment of principal of, premium and Liquidated Damages (as defined in the Registration Rights Agreement), if any, and interest on the Notes and the Exchange Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally by (i) Autostack Corporation, an Oregon corporation, Greenbrier-Concarril, LLC, a Delaware limited liability company, Greenbrier Leasing Corporation, a Delaware corporation, Greenbrier Leasing Limited Partner, LLC, a Delaware limited liability company, Greenbrier Management Services, LLC, a Delaware limited liability company, Greenbrier Leasing, L.P., a Delaware limited partnership, Greenbrier Railcar, Inc., a Delaware corporation, Gunderson, Inc., an Oregon corporation, Gunderson Marine, Inc., a Oregon corporation, Gunderson Rail Services, Inc., a Oregon corporation and Gunderson Specialty Products, LLC, a Delaware limited liability company and
(ii) any subsidiary of the Company formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the "Guarantors"), pursuant to their guarantees (the "Guarantees"). The Notes and the Guarantees endorsed thereon are herein collectively referred to as the "Notes"; and the Exchange Notes and the Guarantees endorsed thereon are herein collectively referred to as the "Exchange Notes".

      The Company understands that the Initial Purchasers propose to make an offering of the Notes on the terms and in the manner set forth herein and in the Offering Memorandum (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Notes to purchasers (the "Subsequent Purchasers") at any time after the date of this Agreement. The Notes are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (as amended, the "Securities Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Notes and the Indenture, investors who acquire Notes shall be deemed to have agreed that Notes may only be resold or otherwise transferred, after the date hereof, if such Notes are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act ("Rule 144A") or Regulation S under the Securities Act ("Regulation S")).

      The Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated April 26, 2005 (the "Preliminary Offering Memorandum"), and has prepared and will deliver to each Initial Purchaser, copies of the Offering Memorandum, dated May 5, 2005 describing the terms of the Notes, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Notes. As used herein, "Offering Memorandum" shall mean, with respect to any date or time referred to in this Agreement, the Company's Offering Memorandum, dated May 5, 2005 including amendments or supplements thereto, any exhibits thereto and the Incorporated Documents (as defined in Section 1 hereof), in the most recent form that has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of offers to purchase the Notes. Further, any reference to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 3 hereof) furnished by the Company prior to the completion of the distribution of the Notes.

      All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (as amended, the "Exchange Act", which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) which is incorporated or deemed to be incorporated by reference in the Offering Memorandum.

      SECTION 1. Representations and Warranties. Each of the Company and the Guarantors, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser as follows:

            (a) The Preliminary Offering Memorandum as of its date and the Offering Memorandum as of its date and as of the Closing Date does not and will not, and any supplement or amendment thereto will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from and the Offering Memorandum made in reliance upon and in conformity with information (as set forth in Section 8(b)) relating to the Initial Purchasers furnished to the Company and the Guarantors in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Offering Memorandum, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued. Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A. The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers' distribution of the Notes, any offering material in connection with the offering and sale of the Notes other than the Preliminary Offering Memorandum or the Offering Memorandum.

            (b) Deloitte & Touche LLP, which certified the financial statements and supporting schedules and information of the Company and its subsidiaries that are included or incorporated by reference in the Offering Memorandum, is an independent registered public accounting firm with respect to the Company as required by the Securities Act, the Exchange Act and the rules and regulations of the Commission (the "Rules and Regulations").

            (c) Subsequent to the respective dates as of which information is given in Offering Memorandum, except as disclosed in the Offering Memorandum, the Company has not declared, paid or made any dividends (other than the dividend declared and paid by the Company during its third quarter) or other distributions of any kind on or in respect of its capital stock and there has been no material adverse change or effect or any development involving a prospective material adverse change or effect, whether or not arising from transactions in the ordinary course of business, in or affecting (i) the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and each subsidiary of the Company (the "Subsidiaries"), taken as a whole, (ii) the long-term debt or capital stock of the

Company or any of its Subsidiaries or (iii) the Offering or any other transaction contemplated by this Agreement or the Offering Memorandum (a "Material Adverse Effect"). Since the date of the latest balance sheet presented or incorporated by reference in the Offering Memorandum, neither the Company nor any Subsidiary has incurred or undertaken any liability or obligation, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transaction, including any acquisition or disposition of any business or asset, which is material to the Company and the Subsidiaries individually or taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Offering Memorandum or the acquisition, disposition or leasing of railcars in the ordinary course of business.

            (d) The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum in the column headed "Actual" under the caption "Capitalization" and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Registration Rights Agreement, the Indenture and the Offering Memorandum, will be as set forth in the column headed "As Adjusted" under the caption "Capitalization." All of the issued and outstanding shares of capital stock of the Company are fully paid and nonassessable and have been duly authorized and validly issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that does or will entitle any person, upon the issuance or sale of any security, to acquire from the Company or any Subsidiary any capital stock or other security of the Company or any Subsidiary or any security convertible into, or exercisable or exchangeable for, capital stock or any other such security (any "Relevant Security"), except for such rights as may have been fully satisfied or waived prior to the date of the Offering Memorandum.

            (e) The Subsidiaries listed in Exhibit A are the only subsidiaries (within the meaning of Rule 405 under the Securities Act) or joint ventures of the Company, except for entities that when taken together would not constitute a "significant subsidiary" with the meaning of Rule 102 of Regulation S-X. Except for the Subsidiaries and as otherwise disclosed in the Offering Memorandum, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable. All of the issued shares of capital stock or other ownership interests in each Subsidiary or in the case of the entities listed on Exhibit B, such shares or ownership interest representing the percentage of the voting control of the Subsidiary set forth next to the name of the Subsidiary on Exhibit B, are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any "Lien").

            (f) Each of the Company and the Subsidiaries has been duly organized or formed and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization or formation. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect. Each of the Company and the Subsidiaries has all requisite corporate (or other entity) power and authority, and, except as could not reasonably be expected to have a Material Adverse Effect, all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the "Consents"), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Offering Memorandum, and each such Consent is valid and in full force and effect, and neither the Company nor any Subsidiary has received notice of any investigation or proceedings which has resulted in or, if decided adversely to the Company or any Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any such Consent. Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Offering Memorandum.

            (g) The Company has the corporate right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Rights Agreement, the Indenture and the Offering Memorandum. This Agreement and the transactions contemplated by this Agreement, the Registration Rights Agreement, the Indenture and the Offering Memorandum have been duly authorized by the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (h) The execution, delivery, and performance of this Agreement and consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement, the Indenture and the Offering Memorandum do not and will not (A) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound, (B) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement or other organizational documents of the Company or any Subsidiary or
(C) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except (in the case of clauses
(A) and (C) above) as could not reasonably be expected to have a Material Adverse Effect.

            (i) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement, the Indenture and the Offering Memorandum, including the issuance, sale and delivery of the Notes to be issued, sold and delivered hereunder except for such Consent as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Notes by the Initial Purchaser and (ii) with respect to the Exchange Notes (including the Guarantees of the Exchange Notes) under the Securities Act and applicable state securities laws as contemplated by the Registration Rights Agreement.

            (j) Except as disclosed in the Offering Memorandum, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; to the best of the Company's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

            (k) The financial statements, including the notes thereto, and the supporting schedules included or incorporated by reference in the Offering Memorandum present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries and the other entities for which financial statements are included or incorporated by reference in the Offering Memorandum; except as otherwise stated in the Offering Memorandum, said financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Offering Memorandum present fairly the information required to be stated therein. No other financial statements or supporting schedules which would be required by the Securities Act, the Exchange Act or the Rules and Regulations to be included in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1, have not been so included. The other financial and statistical information included or incorporated by reference in the Offering Memorandum present fairly the information included therein and, except for non-GAAP financial measures (as such term is defined in Item 10(e) of Regulation S-K of the Rules and Regulations), non-financial operating data (which are addressed below in this
Section 1(k)) and market and industry data (which are addressed below in Section 1(m)), have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Offering Memorandum and the books and records of the respective entities presented therein. The non-GAAP financial measures and non-financial operating data (which terms do not include market or industry data) included or incorporated by reference in the Offering Memorandum have been derived from, and are consistent with, the books and records of the Company and its subsidiaries.

            (l) There are no pro forma or as adjusted financial statements which would be required by the Securities Act, the Exchange Act or the Rules and Regulations to be included in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1, which have not been so included.

            (m) The statistical, industry-related and market-related data included in the Offering Memorandum (i) are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived, or
(ii) with respect to the items set forth in Exhibit C hereto, represent the Company's reasonable estimates determined in good faith.

            (n) The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and files reports with the Commission on EDGAR. The common stock of the Company is registered pursuant to Section 12 of the Exchange Act and its outstanding shares of common stock are listed on the New York Stock Exchange (the "NYSE"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of its common stock under the Exchange Act or de-listing its common stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

            (o) The Company and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (p) Neither the Company nor any of its "Affiliates" (as defined under Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Notes, provided that this representation and warranty does not cover any actions of the estate of Alan James (the "Estate") or any representatives or agents acting on behalf of the Estate (collectively with the Estate, the "James Group").

            (q) Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" for purposes of the Securities Act or the Rules and Regulations with the offer and sale of the Notes pursuant to the Offering Memorandum. Except as disclosed in the Offering Memorandum, neither the Company nor any of its Affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Offering Memorandum, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than shares of its common stock issued pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Offering Memorandum. The representations and warranties in this paragraph 1(q) do not cover any actions of the James Group.

            (r) Except as disclosed in the Offering Memorandum, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Notes contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

            (s) The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum (the "Incorporated Documents"), at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and, when read together with the other information in the Offering Memorandum, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (t) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement, the Indenture and the Offering Memorandum, and after giving effect to application of the net proceeds of the Offering as contemplated by the Offering Memorandum, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended, and is not and will not be an entity "controlled" by an "investment company" within the meaning of such act.

            (u) There are no contracts or other documents (including, without limitation, any voting agreement), which would be required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1, which have not been so described.

            (v) No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, which would be required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1, which have not been so described. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Offering Memorandum and except for one salary advance that is immaterial in amount. The Company has not, in violation of the Sarbanes-Oxley Act, directly or indirectly, including through a Subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

            (w) Except as disclosed in the Offering Memorandum, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Initial Purchaser for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Rights Agreement, the Indenture and the Offering Memorandum.

            (x) The Company and each Subsidiary owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Offering Memorandum. The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens except such as are described in the Offering Memorandum or such as do not (individually or in the aggregate) materially affect the value of such property or interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

            (y) The Company and each Subsidiary (i) own or possess adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, "Intellectual Property") necessary for the conduct of their respective businesses as being conducted and as described in the Offering Memorandum and (ii) have no reason to believe that the conduct of their respective businesses does or will conflict with any such right of others. To the best of the Company's knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential. Except as described in the Offering Memorandum, neither the Company nor any Subsidiary has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company and its Subsidiaries or those products and services described in the Offering Memorandum. Except as would, if determined adversely to the Company or its Subsidiaries, not have individually or in the aggregate, a Material Adverse Effect, the Company is not aware of any infringement by third parties of any such Intellectual Property; there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

            (z) The Company and the Subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, except (i) that insurance liability has been denied with respect to the litigation filed by Mr. James and described under "Recent Developments -- Settlement with the Estate of Alan James" in the Offering Memorandum, and (ii) the insurer is defending under a reservation of rights in the litigation pending in Tarrant County, Texas that is described under "Business -- Legal Matters" in the Offering Memorandum. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Material Adverse Effect.

            (aa) The Company has in effect insurance covering the Company, its directors and officers for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act, the Rules and Regulations and applicable foreign securities laws.

            (bb) Each of the Company and the Subsidiaries has accurately prepared and timely filed (including through permitted extensions) all federal, state, foreign and other tax returns that are required to be filed by it, except where the failure to file would not have a Material Adverse Effect, and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except to the extent that any of such taxes, assessments or charges are being contested in good faith. No deficiency assessment with respect to a proposed adjustment of the Company's or any Subsidiary's federal, state, local or foreign taxes is pending or, to the best of the Company's knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since August 31, 2004, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

            (cc) No labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company's knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the subcontracted labor at the Company's facility in Sahagun, Mexico or the employees of any of its or any Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

            (dd) No nonexempt "prohibited transaction" (as defined in either
Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") or
Section 4975 of the Internal Revenue

Code of 1986, as amended from time to time (the "Code")), has occurred with respect to any employee benefit plan for which the Company or any Subsidiary would have any liability; each employee benefit plan for which the Company or any Subsidiary would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; neither the Company nor any Subsidiary has nor has it maintained any employee benefit plans as such term is defined in Section 3(3) of ERISA that are subject to Title IV of ERISA; and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS as to its qualification is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

            (ee) The execution, delivery, and performance of this Agreement and consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement, the Indenture and the Offering Memorandum do not and will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986.

            (ff) Except as disclosed in the Offering Memorandum with respect to the Portland Harbor Superfund Site and the ongoing soil and groundwater remediation at the Gunderson, Portland facility, and except as could not reasonably be expected to have a Material Adverse Effect,

                  (i) Neither the Company nor any Subsidiary has unlawfully released any hazardous substance in a manner likely to give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit relating to pollution or protection of human health and safety and environment ("Environmental Law").

                  (ii) Neither the Company nor any Subsidiary has agreed contractually to indemnify any past or current owner or operator of any property currently owned or operated by the Company or any Subsidiary, for liability related to such prior ownership or operation of such property, under any Environmental Law, including any obligation for cleanup or remedial action.

                  (iii) There is no pending or, to the best of the Company's knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary.

            (gg) Neither the Company, any Subsidiary nor, to the Company's knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

            (hh) Neither the Company nor any Subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time, or both, would constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case clauses (ii) and (iii) above) violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect and except (in the case of clause
(ii) alone) for any Lien disclosed in the Offering Memorandum;

            (ii) The Company is in compliance with applicable provisions of the Sarbanes-Oxley Act that are effective.

            (jj) The Company has implemented the "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) required in order for the Chief Executive Officer and Chief Financial Officer of the Company to engage in the review and evaluation process mandated by the Exchange Act. The Company's "disclosure controls and procedures" are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Rules and Regulations, and that all such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

            (kk) Deloitte & Touche LLP and the audit committee of the Company's Board of Directors have been advised of (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange
Act) which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting. The Chief Executive Officer and Chief Financial Officer have indicated in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2004 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended November 30, 2004 and February 28, 2005 any change in the Company's internal controls over financial reporting that occurred during the Company's most recent fiscal quarter reported on in such Annual Report or Quarterly Report that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

            (ll) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation - Critical Accounting Policies" in the Offering Memorandum accurately and fully describes in accordance with applicable SEC rules (i) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and its consolidated subsidiaries and which require management's most difficult, subjective or complex judgments ("critical accounting policies"), (ii) judgments and uncertainties affecting the application of critical accounting policies and (iii) explanation of the likelihood that materially different amounts would be reported under different conditions or using different assumptions.

            (mm) The Company's board of directors, senior management and audit committee have reviewed and agreed with the selection, application and disclosure of critical accounting policies and have consulted with their legal advisers and independent accountants with regard to such disclosure.

            (nn) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources" in the Offering Memorandum accurately and fully describes in accordance with applicable SEC rules (i) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur and (ii) all off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources of the Company and the Subsidiaries taken as a whole.

            (oo) Except as disclosed in the Offering Memorandum, there are no outstanding guarantees or other contingent obligations (other than under product warranties given in the ordinary course of business) of the Company or any Subsidiary that could reasonably be expected to have a Material Adverse Effect.

            (pp) The Company and its Subsidiaries have all material certifications required by the Association of American Railroads ("AAR") as a railcar builder, repair and refurbishment facility and component manufacturer, and products sold and leased by the Company and its Subsidiaries in North America meet applicable AAR, Transport Canada and Federal Railroad Administration standards.

            (qq) No event or circumstance has occurred or arisen that could reasonably be expected to give rise to a requirement that the Company make additional disclosure on Form 8-K and has not been so disclosed.

            (rr) The Settlement Agreement between the Company and the estate of Alan James dated April 20, 2005 (the "Settlement Agreement"), has been duly executed and delivered by the Company and, to the Company's knowledge, each other party thereto, and constitutes the legal, valid and binding obligation of the Company, and, to the Company's knowledge, each other party thereto, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Settlement Agreement is in full force and effect, and neither the Company nor, to the Company's knowledge, any other party thereto, is in breach of, or default under, the Settlement Agreement, and no event has occurred that with notice or lapse of time or both would constitute such a breach or default thereunder by the Company or, to the Company's knowledge, any other party thereto. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by any person or any judicial, regulatory or other legal or governmental agency or body challenging the validity, enforcement or other aspect of the Settlement Agreement, and the Company is unaware of any facts which would form a reasonable basis for any such claim. No governmental entity having competent jurisdiction has taken any action or issued any order restraining, enjoining or otherwise prohibiting the transactions contemplated by the Settlement Agreement.

            (ss) The Stock Purchase Agreement among the Company, William Furman, George Chelius, as Executor of the Will and Estate of Alan James and as Trustee and Eric Epperson, as Executor of the Will and Estate of Alan James and as Trustee dated April 20, 2005 (the "Stock Purchase Agreement"), has been duly executed and delivered by the Company and, to the Company's knowledge, each other party thereto, and constitutes the legal, valid and binding obligation of the Company, and, to the Company's knowledge, each other party thereto, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Stock Purchase Agreement is in full force and effect, and neither the Company nor, to the Company's knowledge, any other party thereto, is in breach of, or default under, the Stock Purchase Agreement, and no event has occurred that with notice or lapse of time or both would constitute such a breach or default thereunder by the Company or, to the Company's knowledge, any other party thereto. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by any person or any judicial, regulatory or other legal or governmental agency or body challenging the validity, enforcement or other aspect of the Stock Purchase Agreement, and the Company is unaware of any facts which would form a reasonable basis for any such claim.

            (tt) The Indenture has been duly authorized by the Company and each Guarantor and, when duly executed and delivered by the Company and each Guarantor, will be the legal, valid and binding agreement of the Company and each Guarantor, enforceable against each of them in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). On the Closing Date, the Indenture will comply in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. The Offering Memorandum contains a summary of the terms of the Indenture, which is accurate in all material respects.

            (uu) The Registration Rights Agreement has been duly authorized by the Company and each Guarantor and, when duly executed and delivered by the Company and each Guarantor, will be the legal, valid and binding obligation of the Company and each Guarantor, enforceable against each of them in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy. The Offering Memorandum contains a summary of the terms of the Registration Rights Agreement, which is accurate in all material respects.

            (vv) The Notes have been duly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when executed, authenticated and issued in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, the Notes will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (ww) The Guarantees of the Notes have been duly authorized by each of the Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Notes have been executed, authenticated and issued in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, the Guarantees of the Notes will be the legal, valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (xx) The Exchange Notes have been duly authorized for issuance by the Company and, when issued, authenticated and delivered in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Notes will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (yy) The Guarantees of the Exchange Notes have been duly authorized by each of the Guarantors and, when issued, authenticated and delivered in accordance with the terms of the Indenture and when the Exchange Notes have been issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Guarantees of the Exchange Notes will be the legal, valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (zz) Subject to compliance by the Initial Purchasers with Sections 2 and 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the

Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Notes under the Securities Act or, until such time as the Exchange Notes are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the "Trust Indenture Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

            (aaa) None of the Company, its Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage, in connection with the offering of the Notes, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Notes sold in reliance upon Regulation S, (i) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S. The Offering Memorandum will contain the disclosure required by Rule 902. The Company is a "reporting issuer" as defined in Rule 902 under the Securities Act.

            (bbb) The Notes are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

            (ccc) Each of the Company and the Guarantors is, and immediately after the Closing Date will be, Solvent. As used herein, the term "Solvent" means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.

      Any certificate signed by an officer of the Company or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters set forth therein.

      SECTION 2. Purchase, Sale and Delivery of the Notes.

            (a) The Notes. Each of the Company and the Guarantors agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Notes, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company and the Guarantors the aggregate principal amount of Notes set forth opposite their names on Schedule A, at a purchase price of

97.5% of the principal amount thereof payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms, subject to the conditions thereto, herein set forth.

            (b) The Closing Date. Delivery of certificates for the Notes in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California 90071 (or such other place as may be agreed to by the Company and the Initial Purchasers at 9:00 a.m. New York City time, on May 11, 2005 or such other time and date as the Initial Purchasers shall designate by notice to the Company (the time and date of such closing are called the "Closing Date"). The Company hereby acknowledges that circumstances under which the Initial Purchasers may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any reasonable determination by the Company and the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 16 hereof.

            (c) Delivery of the Notes. The Company shall deliver, or cause to be delivered, to Banc of America Securities LLC for the accounts of the several Initial Purchasers certificates for the Notes at the Closing Date against the irrevocable release of a wire transfer of immediately available federal funds for the amount of the purchase price therefor. The certificates for the Notes shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Initial Purchasers may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

            (d) Delivery of Offering Memorandum to the Initial Purchasers. Not later than 12:00 p.m., New York City time, on the second business day following the date of this Agreement, the Company shall deliver or cause to be delivered copies of the Offering Memorandum in such quantities and at such places as the Initial Purchasers shall reasonably request.

            (e) Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a "qualified institutional buyer" within the meaning of Rule 144A (a "Qualified Institutional Buyer").

      SECTION 3. Additional Covenants. Each of the Company and the Guarantors further covenants and agrees with each Initial Purchaser as follows:

            (a) Initial Purchasers' Review of Proposed Amendments and Supplements. Prior to amending or supplementing the Offering Memorandum (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company shall furnish to the Initial Purchasers for review a copy of each such proposed amendment or supplement, and the Company shall not use any such proposed amendment or supplement to which the Initial Purchasers reasonably object.

            (b) Amendments and Supplements to the Offering Memorandum and Other Securities Act Matters. If, prior to the completion of the placement of the Notes by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which, in the reasonable judgment of the Company, it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the reasonable judgment of the Initial Purchasers or the Company, it is otherwise necessary to amend or supplement the Offering Memorandum to comply with law, the Company agrees to promptly prepare (subject to Section 3 hereof), file with the Commission (with respect to Incorporated Documents) and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Offering Memorandum so that the statements in the Offering Memorandum as so amended or supplemented will not, in light of the circumstances when the Offering Memorandum is delivered to a Subsequent Purchaser, be misleading or so that the Offering Memorandum, as amended or supplemented, will comply with all applicable law.

      Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Notes are outstanding if, in the reasonable judgment of the Initial Purchasers, the Initial Purchasers or any of their Affiliates are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, the Notes, to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10 of the Securities Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.

      The Company hereby expressly acknowledges that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

            (c) Copies of the Offering Memorandum. The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Offering Memorandum and any amendments and supplements thereto as they shall have reasonably requested.

            (d) Blue Sky Compliance. Each of the Company and the Guarantors shall cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Notes for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Notes. None of the Company or any of the Guarantors shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Initial Purchasers promptly upon receipt by the Company of any notice of the suspension of the qualification or registration of (or any such exemption relating to) the Notes for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Company and the Guarantors shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

            (e) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Notes sold by it in the manner described under the caption "Use of Proceeds" in the Offering Memorandum.

            (f) The Depositary. The Company will cooperate with the Initial Purchasers and use its reasonable best efforts to permit the Notes to be eligible for clearance and settlement through the facilities of the Depositary.

            (g) Additional Issuer Information. Prior to the completion of the placement of the Notes by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis, with the Commission and the New York Stock Exchange (the "NYSE") all reports and documents required to be filed under
Section 13 or 15 of the Exchange Act. Additionally, at any time when the Company is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of the Notes, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Notes and prospective purchasers of Notes information ("Additional Issuer Information") satisfying the requirements of Rule 144A(d).

            (h) Future Reports to the Initial Purchasers. At any time when the Company is not subject to Section 13 or 15 of the Exchange Act and any Notes or Exchange Notes remain outstanding, the Company will furnish to the Initial
Purchasers: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD, Inc. ("NASD") or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock or debt securities (including the holders of the Notes), if, in each case, such documents are not filed with the Commission within the time periods specified by the Commission's rules and regulations under Section 13 or 15 of the Exchange Act.

            (i) No Integration. The Company agrees that it will not and will cause its Affiliates (other than estate of Alan James (the "Estate") or any representatives or agents acting on behalf of the Estate) not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Notes by the Company to the Initial Purchasers, (ii) the resale of the Notes by the Initial Purchasers to Subsequent

Purchasers or (iii) the resale of the Notes by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

            (j) Legended Notes. Each certificate for a Note will bear the legend contained in "Notice to Investors" in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

            (k) PORTAL. The Company will use its reasonable best efforts to cause such Notes to be eligible for the PORTAL Market.

      The Initial Purchasers, may, in their sole discretion, waive in writing the performance by the Company or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

      SECTION 4. Payment of Expenses. The Company and the Guarantors, jointly and severally, agree to pay (or reimburse the Initial Purchasers for) all expenses incurred in connection with the performance of their respective obligations hereunder and the consummation of the transactions contemplated hereby, including, without limitation, (i) all costs, fees and expenses incurred in connection the issuance, sale and delivery of the Notes and the Exchange Notes, (ii) all fees and expenses of the Company's and the Guarantors' counsel, independent public or certified public accountants and other advisors, (iii) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of each Preliminary Offering Memorandum and the Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indenture and the Notes, (iv) all filing fees, attorneys' fees and expenses incurred by the Company in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Notes for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Preliminary Offering Memorandum or Offering Memorandum, (v) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Notes and the Exchange Notes, (vi) any fees payable in connection with the rating of the Notes or the Exchange Notes with the ratings agencies and the listing of the Notes with the PORTAL Market, (vii) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Notes by the Depositary for "book-entry" transfer, and the performance by the Company and the Guarantors of their respective obligations under this Agreement, and (viii) all expenses incident to the "road show" for the offering of the Notes, including the cost of any chartered airplane or other transportation. It is understood, however, that except as otherwise provided in this Agreement, the Initial Purchasers will pay all of their own costs and expenses (including the fees and disbursements of their counsel).

      SECTION 5. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Notes as provided herein on the Closing

Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

            (a) Accountants' Comfort Letter. On the date hereof, the Initial Purchasers shall have received from Deloitte & Touche LLP, independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountant's "comfort letters" to Initial Purchasers, delivered according to Statement of Auditing Standards Nos. 72, 76 and 100 (or any successor bulletins), with respect to the audited and unaudited financial statements and certain financial information contained in or incorporated by reference in the Offering Memorandum.

            (b) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

                  (i) in the judgment of the Initial Purchasers there shall not have occurred any Material Adverse Effect with respect to the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and each Subsidiary of the Company listed on Exhibit A hereto, taken as a whole; and

                  (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities or indebtedness of the Company or any of its subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436 under the Securities Act.

            (c) Opinion of Counsel for the Company. On the Closing Date, the Initial Purchasers shall have received (i) the written opinion of Squire, Sanders & Dempsey LLP, counsel for the Company, dated the Closing Date, addressed to the Initial Purchasers to the effect set forth in Annex I and in form and substance reasonably satisfactory to the Initial Purchasers, (ii) the written opinion of Tonkon Torp LLP, counsel for the Company, dated the Closing Date, addressed to the Initial Purchasers to the effect set forth in Annex II and in form and substance reasonably satisfactory to the Initial Purchasers,
(iii) the written opinion of Norriss M. Webb, general counsel for the Company, dated the Closing Date, addressed to the Initial Purchasers to the effect set forth in Annex III and in form and substance reasonably satisfactory to the Initial Purchasers and (iv) the written opinion of McCarthy Tetrault LLP, Canadian regulatory counsel for the Company, dated the Closing Date, addressed to the Initial Purchasers to the effect set forth in Annex III(A) and in form and substance reasonably satisfactory to the Initial Purchasers

            (d) Opinion of Counsel for the Initial Purchasers. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Gibson, Dunn & Crutcher LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

            (e) Officers' Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chief Executive Officer of the Company and each Guarantor and the Chief Financial Officer or Officer of the Company and each Guarantor, dated as of the Closing Date, to the effect set forth in Section 5(b)(ii) hereof, and further to the effect that:

                  (i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Effect with respect to the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and its Subsidiaries, taken as a whole;

                  (ii) the representations, warranties and covenants of the Company set forth in Section 1 hereof are true and correct with the same force and effect as though expressly made on and as of the Closing Date; and

                  (iii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

            (f) Bring-down Comfort Letter. On the Closing Date the Initial Purchasers shall have received from Deloitte & Touche LLP, independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Initial Purchasers, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to Section 5(a) hereof, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.

            (g) PORTAL Listing. At the Closing Date the Notes shall have been designated for trading on the PORTAL Market.

            (h) The Depositary. At the Closing Date the Notes shall be eligible for clearance and settlement through the facilities of the Depositary.

            (i) Registration Rights Agreement. The Company shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received executed counterparts thereof.

            (j) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Notes as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

            (k) Equity Offering. On or before the Closing Date, the Company shall have consummated the sale of no less than 4,500,000 shares of its common stock in a registered public offering pursuant to its registration statement on Form S-3 (No. 333-121181).

      If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.

      SECTION 6. Reimbursement of Initial Purchasers' Expenses. If this Agreement is terminated by the Initial Purchasers pursuant to Section 5 or 10 hereof, including if the sale to the Initial Purchasers of the Notes on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Initial Purchasers (or such Initial Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Notes, including, without limitation, roadshow expenses, printing expenses, reasonable fees and disbursements of legal counsel, travel expenses, postage, facsimile and telephone charges.

      SECTION 7. Offer, Sale and Resale.

            (a) Each of the Initial Purchasers, on the one hand, and the Company and each of the Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Notes:

                  (i) Offers and sales of the Notes will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made.

                  (ii) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Notes) shall bear the following legend:

      "THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHOM THE SELLER `REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION

      STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE BLUE SKY LAWS OF THE STATES OF THE UNITED STATES."

      Following the sale of the Notes by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Note.

            (b) Each of the Initial Purchasers, severally and not jointly, represents, warrants and covenants to the Company and the Guarantors that:

                  (i) Such Initial Purchaser (A) is not acquiring the Notes with a view to any distribution thereof that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) each offer or sale of the Notes has been and will be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Notes may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex IV hereto, which Annex IV is hereby expressly made a part hereof.

                  (ii) The Notes have been and will be offered only by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) has or will be used in the United States in connection with the offering of the Notes.

                  (iii) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged and will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Notes.

                  (iv) The Notes offered and sold by the Initial Purchasers in reliance upon Regulation S have been and will be offered and sold only in offshore transactions.

                  (v) Such Initial Purchaser will use its reasonable best efforts to deliver a copy of the Offering Memorandum to Subsequent Purchasers purchasing the Notes from the Initial Purchasers on or before the Closing Date.

      SECTION 8. Indemnification.

            (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the

Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Notes, including any road show or investor presentations made to investors by the Company (whether in person or electronically) ("Marketing Materials") but only if such Marketing Materials are provided to investors together with the Preliminary Offering Memorandum or the Offering Memorandum or (ii) the omission or alleged omission to state in the Offering Memorandum, or in any supplement thereto or amendment thereof, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor any Guarantor will be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to any Initial Purchaser furnished to the Company and the Guarantors by or on behalf of such Initial Purchaser expressly for use therein. This indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have, including but not limited to other liability under this Agreement.

            (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company and the Guarantors and each other person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company and the Guarantors in by or on behalf of such Initial Purchaser specifically for use therein, which are the (i) first sentence of the third paragraph, (ii) second sentence of the fourth paragraph, (iii) third and fourth sentences of the sixth paragraph and
(iv) eighth and ninth paragraphs of the section entitled "Plan of Distribution" in the Offering Memorandum; provided, however, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the underwriting discount applicable to the Notes to be purchased by such Initial Purchaser hereunder.

            (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. The foregoing notwithstanding, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action,
(iii) the indemnifying party does not diligently defend the action after assumption of the defense or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this
Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (A) such settlement, compromise or judgment
(x) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (y) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party and (B) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

      SECTION 9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or any Guarantor, any contribution received by the Company and the Guarantors from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company or any of the Guarantors within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act as incurred) to which the Company, the Guarantors and the Initial Purchasers may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Notes or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of the Notes (net of discounts and commissions but before deducting expenses) received by the Company and the Guarantors and (ii) the discounts and commissions received by the Initial Purchasers, respectively, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on the one hand, and of each of the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9,
(i) in no case shall any Initial Purchaser be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Notes purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company and the Guarantors, as applicable, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 9, notify each party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. The obligations of the Initial Purchasers to contribute pursuant to this Section 9 are several in proportion to the respective principal amount of Notes purchased by each of the Initial Purchasers hereunder and not joint.

      SECTION 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Initial Purchasers by notice given to the Company if at any time: (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the NYSE, or trading in securities generally on the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on the stock exchange by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Initial Purchasers is material and adverse and makes it impracticable or inadvisable to market the Notes in the manner and on the terms described in the Offering Memorandum or to enforce contracts for the sale of securities; (iv) in the judgment of the Initial Purchasers there shall have occurred any Material Adverse Effect with respect to the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and its Subsidiaries, taken as a whole; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Initial Purchasers may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Company or any Guarantor to any Initial Purchaser, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Initial Purchaser to the Company, or (iii) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.

      SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company, any Guarantor or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Notes sold hereunder and any termination of this Agreement.

      SECTION 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

      If to the Initial Purchasers:

         Banc of America Securities LLC
         9 West 57th Street
         New York, New York 10019
         Attention: Michael Browne

         with a copy to:

         Gibson, Dunn & Crutcher LLP,
         333 South Grand Avenue,
         Los Angeles, California, 90071,
         Attention: Karen Bertero

         If to the Company or the Guarantors:

         to the Company at its address set forth in the Offering Memorandum,
         Attention: Larry Brady.

         with a copy to:

         Squire, Sanders & Dempsey LLP,
         1300 Huntington Center,
         41 South High Street,
         Columbus Ohio 43215-6197
         Attention: Steve Mount

      Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

      SECTION 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Initial Purchasers pursuant to Section 16 hereof, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any Subsequent Purchaser of other purchaser of the Notes as such from any of the Initial Purchasers merely by reason of such purchase.

      SECTION 14. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

      SECTION 15. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The Company and the Initial Purchasers irrevocably (a) submit to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Rights Agreement, the Indenture and the Offering Memorandum (each, a "Proceeding"), (b) agree that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waive, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agree not to commence any Proceeding other than in such courts and (e) waive, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT, THE INDENTURE AND THE OFFERING MEMORANDUM.

      SECTION 16. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Notes that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Notes to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Notes set forth opposite their respective names on Schedule A bears to the aggregate number of Notes set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Notes and the aggregate number of Notes with respect to which such default occurs exceeds 10% of the aggregate number of Notes to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Notes are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.

      As used in this Agreement, the term "Initial Purchaser" shall be deemed to include any person substituted for a defaulting Initial Purchaser under this
Section 16. Any action taken under this Section 16 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

      SECTION 17. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This

Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

      If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                 Very truly yours,

                                 THE GREENBRIER COMPANIES, INC.

                                 By: /s/ Larry G. Brady
                                     -------------------------------------------
                                     Name:  Larry G. Brady
                                     Title: Senior Vice President and CFO

                                 GREENBRIER-CONCARRIL, LLC

                                 By: /s/ Larry G. Brady
                                     -------------------------------------------
                                     Name:  Larry G. Brady
                                     Title: Vice President

                                 GREENBRIER LEASING CORPORATION

                                 By: /s/ Larry G. Brady
                                     -------------------------------------------
                                     Name:  Larry G. Brady
                                     Title: Vice President

                                 GREENBRIER LEASING LIMITED PARTNER, LLC

                                 By: Greenbrier Leasing Corporation, sole
                                 member and manager

                                 By: /s/ Larry G. Brady
                                     ---------------------------
                                 Name:  Larry G. Brady
                                 Title: Vice President

                                 GREENBRIER MANAGEMENT SERVICES, LLC
                                  by: Greenbrier Leasing Corporation, sole
                                  member and manager

                                 By: /s/ Larry G. Brady
                                     -------------------------------------------
                                     Name   Larry G. Brady
                                     Title: Vice President

                                 GREENBRIER LEASING, L.P.

                                 By Greenbrier Management Services, LLC,
                                 General Partner

                                 By: Greenbrier Leasing Corporation, sole
                                 member

                                 By: /s/ Larry G. Brady
                                     -------------------------------------------
                                     Name:  Larry G. Brady
                                     Title: Vice President

                                 GUNDERSON, INC.

                                 By: /s/ L. Clark Wood
                                     -------------------------------------------
                                     Name:  L. Clark Wood
                                     Title: CEO

                                 GUNDERSON MARINE, INC.

                                 By: /s/ L. Clark Wood
                                     -------------------------------------------
                                     Name:  L. Clark Wood
                                     Title: President

                                     GUNDERSON RAIL SERVICES, INC.

                                 By: /s/ Larry G. Brady
                                     -------------------------------------------
                                     Name:  Larry G. Brady
                                     Title: Vice President

                                     GUNDERSON SPECIALTY PRODUCTS, LLC

                                 By: /s/ L. Clark Wood
                                     -------------------------------------------
                                     Name:  L. Clark Wood
                                     Title: CEO

                                     AUTOSTACK CORPORATION

                                 By: /s/ Larry G. Brady
                                     -------------------------------------------
                                     Name:  Larry G. Brady
                                     Title: Vice President

                                     GREENBRIER RAILCAR, INC.

                                 By: /s/ Larry G. Brady
                                     -------------------------------------------
                                     Name:  Larry G. Brady
                                     Title: Vice President

      The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

BANC OF AMERICA SECURITIES LLC

By: /s/ Michael Brown
    -----------------------------
    Managing Director

BEAR, STEARNS & CO. INC.

By: /s/ Cary H. Thompson
    -----------------------------
    Managing Director

                                                                      SCHEDULE A

                                         AGGREGATE
                                     PRINCIPAL AMOUNT
                                      OF NOTES TO BE
         INITIAL PURCHASERS             PURCHASED
----------------------------------   ----------------
Banc of America Securities LLC ...   $     87,500,000
Bear, Stearns & Co. Inc...........         87,500,000
                                     ----------------
         Total....................   $    175,000,000
                                     ----------------

                                  Schedule A-1

                                                                       EXHIBIT A

                                  SUBSIDIARIES

3048389 Nova Scotia Limited
Alliance Castings Company, LLC
Autostack Corporation
Chicago Castings Company, LLC
Greenbrier-Concarril, LLC
Greenbrier Europe B.V.
Greenbrier Germany GmbH
Greenbrier Leasing Corporation
Greenbrier Leasing, L.P.
Greenbrier Leasing Limited
Greenbrier Leasing Limited Partner, LLC
Greenbrier Management Services, LLC
Greenbrier Railcar, Inc.
Greenbrier U.K. Limited
Gunderson, Inc.
Gunderson-Concarril, S.A. de C.V.
Gunderson Marine, Inc.
Gunderson Rail Services, Inc.
Gunderson Specialty Products, LLC
Ohio Castings Company, LLC
TrentonWorks Limited
WagonySwidnica S.A.

                                    Exhibit A

                                                                       EXHIBIT B

                               COMPANY STATEMENTS

1. "Although no formal statistics are available for the European market, we believe we are the second largest new freight car manufacturer with an estimated 20% market share."

2. "...we believe we also hold a leading market position in the manufacturing of railcars in Europe."

3. "...we believe that approximately 2,000 railcars are refurbished each year..."

                                    Exhibit B

                                                                       EXHIBIT C

3048389 Nova Scotia Limited      The Greenbrier Companies, Inc. owns 100% of the
                                 common stock. Preferred investors also have an interest in this entity.

Ohio Castings Company, LLC       Gunderson Specialty Products, LLC owns 33 1/3%
                                 of the entity.

Alliance Castings Company, LLC   Ohio Castings Company, LLC owns 100% of this
                                 entity.

Chicago Castings Company, LLC    Ohio Castings Company, LLC owns 100% of this
                                 entity.

WagonySwidnica S.A.              Greenbrier Europe B.V. owns 97% of this entity.

                                    Exhibit C

                                                                         ANNEX I

                       FORM OF OPINION OF COMPANY COUNSEL

      (a) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum.

      (b) Each of the Company and the Guarantors has all requisite corporate or company power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate or company power and authority to issue, sell and deliver the Notes and to issue and deliver the Guarantees as provided herein.

      (c) The Purchase Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

      (d) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors, and is the legal, valid and binding agreement of the Company and each of the Guarantors, enforceable against each of them in accordance with its terms.

      (e) The Indenture has been duly authorized, executed and delivered by the Company and each of the Guarantors and is the legal, valid and binding agreement of the Company and each of the Guarantors, enforceable against each of them in accordance with its terms.

      (f) The Notes have been duly authorized and executed by the Company for issuance and sale to the Initial Purchasers pursuant to the Purchase Agreement, and, when authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms thereof, the Notes will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture.

      (g) The Guarantees of the Notes have been duly authorized and executed by each of the Guarantors and, when delivered in accordance with the terms of the Indenture and when the Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms thereof, such Guarantees will be the legal, valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture.

      (h) The Exchange Notes have been duly authorized for issuance by the Company, and, when issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Notes will be the legal, valid and binding obligations of

                                   Annex II-1
the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture.

      (i) The Guarantees of the Exchange Notes have been duly authorized by each of the Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Exchange Notes have been executed, issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, such Guarantees will be the legal, valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture.

      (j) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture and consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement, the Indenture and the Offering Memorandum do not and will not result in a violation of any law, rule or regulation of the United States of America or the State of New York applicable to the Company and its Subsidiaries.

      (k) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance this Agreement, the Registration Rights Agreement and the Indenture or consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement, the Indenture and the Offering Memorandum except for (i) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes and the Guarantees of the Notes by the Initial Purchasers or regarding the Exchange Notes and the Guarantees of the Exchange Notes (as to which such counsel need express no opinion) and (ii) such as may be required under the Act as regards the Exchange Notes and the Guarantees of the Exchange Notes.

      (l) The Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

      (m) The statements under the captions "Description of Notes" and "United States Federal Income Tax Considerations" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters or documents referred to therein, present fairly in all material respects such legal matters or documents in the context in which presented in the Offering Memorandum. The Company has an authorized capitalization as set forth in Offering Memorandum.

      (n) Assuming the accuracy of the representations, warranties and covenants of the Company and the Initial Purchasers contained herein, no registration of the Notes or the Guarantees of the Notes under the Securities Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required in connection with the purchase of the Notes by the Initial Purchasers or the initial resale of the Notes by the Initial Purchasers to Qualified Institutional Buyers in the manner contemplated by this Agreement and the Offering

                                   Annex II-1

Memorandum. Such counsel need express no opinion, however, as to when or under what circumstances Notes initially sold by the Initial Purchasers may be reoffered or resold.

      (o) The Notes are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

      (p) The Offering Memorandum contains the disclosure required by Rule 902 of the Securities Act. The Company is a "reporting issuer" as defined in Rule 902 under the Securities Act.

      (q) The Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

      (r) The Incorporated Documents (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) at the time such documents were filed with the Commission, complied as to form in all material respects with the Act or the Exchange Act, as applicable, and the Rules and Regulations.

      Our opinions in paragraphs (d), (e), (f), (g), (h) and (i) above also are subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (whether considered in a proceeding at law or in equity), and our opinion in paragraph (d) above is additionally subject to limitations upon the rights of indemnification and contribution that may be imposed by federal or state securities laws or principles of public policy.

      In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent auditors of the Company and the Guarantors and the Initial Purchasers and their representatives at which the contents of the Offering Memorandum and related matters were discussed and, although it is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and has not made any independent check or verification thereof, during the course of such participation, no facts have come to its attention that led it to believe that the Offering Memorandum, as of its date or the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial statements and other financial data included or incorporated by reference therein or omitted therefrom, as to which no opinion need be rendered).

                                   Annex II-1

                                                                        ANNEX II

                                  May __, 2005

BANC OF AMERICA SECURITIES LLC
BEAR, STEARNS & CO. INC.
     As Initial Purchasers
c/o Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

                         The Greenbrier Companies, Inc.

      We are counsel to The Greenbrier Companies, Inc. (the "Company"). We have been asked to render this opinion with respect to certain matters specifically set forth herein pertaining to the Settlement Agreement, dated as of April 20, 2005 (the "Settlement Agreement") and the Stock Purchase Agreement, dated as of April 20, 2005 (the "Stock Purchase Agreement"), each of such agreements being by and among (a) George L. Chelius and Eric Epperson, as Executors of the Will and Estate of Alan James and as Trustees (for convenience, the "Executors"), (b) the Company and (c) William A. Furman. This opinion is delivered to you in connection with the Closing of transactions contemplated by that certain Purchase Agreement, dated as of May ___, 2005 (the "Purchase Agreement") between and among the Company and Banc of America Securities LLC and Bear, Stearns & Co. Inc. as Initial Purchasers.

      We have not acted as primary counsel to the Company in connection with the Purchase Agreement or the transactions contemplated by the Purchase Agreement and we express no opinion with respect to the Purchase Agreement or the offer or sale of Shares of the Company's Common Stock under or pursuant to the Purchase Agreement. This opinion is subject to the assumptions, qualifications, limitations and exceptions set forth in Exhibit A to this letter. Initially capitalized terms used in this opinion but not otherwise defined herein have the meanings set forth in the Purchase Agreement.

      We have examined and relied upon the originals, or copies certified or otherwise identified to our satisfaction, of (a) the Purchase Agreement, (b) the Settlement Agreement, (c) the Stock Purchase Agreement, (d) the letter agreement dated as of April 20, 2005 ("Letter Agreement") among the Company, Bear, Stearns & Co., Inc., William A. Furman and the Executors and (e) such corporate records, documents, certificates and other agreements and instruments (including, without limitation, both official and unofficial databases and records available and maintained by public officials) as we have deemed necessary or appropriate to enable us to render the opinions hereinafter expressed. References in this opinion to the Settlement Agreement or the Stock Purchase Agreement shall be deemed to refer to the Settlement Agreement or the Stock Purchase Agreement as the same are modified or supplemented by the Letter Agreement.

                                   Annex II-1

      Based upon and subject to the foregoing, and the qualifications and exclusions set forth herein, we are of the opinion that:

      (1) The Settlement Agreement has been validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (2) The Stock Purchase Agreement has been validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (3) The execution, delivery, and performance by the Company of the Settlement Agreement and the Stock Purchase Agreement and consummation by the Company of the transactions contemplated by the Settlement Agreement and the Stock Purchase Agreement do not: (A) result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to us to which the Company or any of its Subsidiaries is a party or by which any of the Company or any of its Subsidiaries or their respective properties or assets may be bound; (B) violate or conflict with any provision of the certificate of incorporation, by-laws or other organizational documents of the Company or any of its Subsidiaries; or (C) to the best of our knowledge, any judgment, decree, order, statute, rule or regulation of any court or any judicial, regulatory or other legal or governmental agency or body that is applicable to the Company, except, in the case of clauses (A) and (C), for breaches or violations that, singly or in the aggregate, would not have a Material Adverse Effect.

      (4) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance by the Company of the Settlement Agreement and the Stock Purchase Agreement or consummation by the Company of the transactions contemplated by the Settlement Agreement and the Stock Purchase Agreement, except for such as may be required under state securities or Blue Sky laws, in connection with the offer and sale of the Notes by the Initial Purchasers, as to which matters we express no opinion.

      (5) The statements under the caption "Recent Developments - Settlement with the Estate of Alan James" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters or documents referred to therein, are an accurate and fair

                                   Annex II-1
presentation with respect to such legal matters and documents in the context in which made the Offering Memorandum.

      Our opinions are limited to the matters stated in this letter. No additional opinion is implied or may be inferred beyond the matters expressly stated in this letter. The opinions expressed herein are limited to the federal law of the United States, the Applicable Law of the State of Oregon and the General Corporation Law of the State of Delaware. "Applicable Law" means the published judicial and administrative decisions and the published rules and regulations of governmental agencies, of the State of Oregon, in each case which are generally available (i.e., in terms of access and distribution following publication or other release) in a format that makes legal research reasonably feasible, but does not include the statutes, ordinances, administrative decisions, rules or regulations of counties, towns, municipalities or political subdivisions. Notwithstanding the terms of the Settlement Agreement, the Stock Purchase Agreement and the related documents to the effect that any such agreement or instrument reflects the entire understanding of the parties with respect to the subject matters therein, courts may consider or entertain parol evidence.

      Whenever our opinion is based on circumstances "to our knowledge" or by any other similar phrase, or where it is noted that nothing has been brought to our attention, it means that the opinion stated is based solely on the conscious awareness of facts or other information by Kenneth D. Stephens or Sherrill A. Corbett or on certificates of officers (after discussion of the contents thereof with such officers) of the Company or certificates of others as to the existence or non-existence of the factual matters upon which such opinion is predicated. We have not undertaken any investigation to determine the accuracy of the matters covered by any such statement and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation. No inference as to our knowledge of any matters bearing on the accuracy of the facts underlying any such statement should be drawn from the fact of our representation of the Company or any Subsidiary.

            This letter sets forth our opinion as of the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact of which we did not have actual knowledge at that time, by reason of any change subsequent to that time in any law covered by any of our opinions, or for any other reason, even though the changes may affect a legal analysis or conclusion or an information confirmation in this opinion letter.

      This opinion is rendered for your benefit, and may be relied upon only by you, and only in connection with the transactions contemplated by the Purchase Agreement. Accordingly, neither this letter nor the opinions expressed in it are to be relied upon by any other person or entity, or for any other purpose, or used, circulated, quoted in whole or in part or otherwise referred to in any document or (except as required by judicial or administrative process or by other requirements of law) filed with any governmental or other administrative agency or other person or by any other person or entity or for any other purpose without in each instance our express, prior written consent.

                                   Annex II-1

                                 TONKON TORP LLP

                                   Annex II-1

                                    EXHIBIT A

A.    ASSUMPTIONS

      We have relied, without investigation, upon the following assumptions:

                1. Each individual, other than the Company, signing the Settlement Agreement, the Stock Purchase Agreement and the related documents has sufficient legal capacity to enter into and perform the transactions contemplated by those agreements (the "Transactions") and to carry out his or her role under those documents.

                2. Each document submitted to us for review is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine.

                3. The Executors have satisfied those legal requirements that are applicable to them to the extent necessary to make the Settlement Agreement, the Stock Purchase Agreement and the related documents enforceable against them.

                4. Each party to the Settlement Agreement, the Stock Purchase Agreement and the related documents, other than the Company, has complied with all legal requirements pertaining to its status as such status relates to its rights to enforce the Settlement Agreement, the Stock Purchase Agreement and the related documents against the Company.

                5. Each person that is a party to the Settlement Agreement, the Stock Purchase Agreement and the related documents, other than the Company, has the power, authority and legal right to execute and deliver, and to perform such person's obligations under, the Settlement Agreement, the Stock Purchase Agreement and such other documents to which such person is a party.

                6. Each person that is a party to the Settlement Agreement, the Stock Purchase Agreement and the related documents, other than the Company, has duly authorized, executed and delivered the Settlement Agreement, the Stock Purchase Agreement and such other documents to which such person is a party.

                                   Annex II-1

                7. The Settlement Agreement, the Stock Purchase Agreement and the related documents constitute legal, valid and binding obligations of each party thereto, other than the Company, enforceable against each such party in accordance with their terms.

                8. The parties to the Settlement Agreement and the Stock Purchase Agreement have received the consideration to be delivered to them at the Closing pursuant to the terms of such agreements.

                9. No action has been taken nor will be taken by any party, other than the Company, before the Closing that would give rise to a defense by any other party that one or more provisions of the Settlement Agreement, the Stock Purchase Agreement or the related documents are unenforceable.

                10. There has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence in connection with the Settlement Agreement, the Stock Purchase Agreement or the related documents.

                11. The conduct of the parties to the Settlement Agreement, the Stock Purchase Agreement and the related documents has complied with any requirement of good faith, fair dealing and conscionability.

                12. There are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement or qualify the terms of the Settlement Agreement, the Stock Purchase Agreement or the related documents.

                13. All conditions precedent to the effectiveness of the Settlement Agreement, the Stock Purchase Agreement and the related documents have been satisfied or waived.

                14. The constitutionality or validity of a relevant statute, rule, regulation, or agency action is not in issue unless a reported decision in the State of Delaware or Oregon has specifically addressed but not resolved, or has established, its unconstitutionality or invalidity.

                                   Annex II-1

                15. All agreements and court orders, if any, affecting the Company or any of its Subsidiaries would be enforced as written.

B. EXCLUSIONS

      We express no opinion as to the legality, validity, binding effect, or enforceability or unenforceability of provisions of the Settlement Agreement or Stock Purchase Agreement which may:

1. Purport to require waivers or amendments to be in writing or signed by all parties;

2.    Purport to provide for exclusive jurisdiction in any venue;

3.    Relate to severability of any material invalid provision, or

4. Provide for exculpation or indemnification (to the extent exculpation or indemnification may be limited by public policy), or which may purport to exculpate or indemnify a party from the consequences of its own negligence, breach of fiduciary duty, gross negligence, recklessness, willful misconduct, or unlawful conduct).

                                   Annex II-1

                                                                       ANNEX III

                FORM OF OPINION OF GENERAL COUNSEL OF THE COMPANY

      (a) Each of the Company's Subsidiaries has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization and has all necessary corporate power and authority to own, lease and operate its property and to conduct its business as described in the Offering Memorandum. Each of the Company and its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which would not (individually or when aggregated with other such instances) have a material adverse effect on the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

      (b) Neither the Company nor any of its Subsidiaries is in violation of its respective charter or by-laws and, to such counsel's knowledge, neither the Company nor any of its Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property is bound, except for defaults that, singly or in the aggregate, would not have a Material Adverse Effect.

      (c) Except as disclosed in the Offering Memorandum, to such counsel's knowledge, neither the Company nor any of its Subsidiaries has violated any environmental law, any provisions of the Employee Retirement Income Security Act of 1974, as amended, or any provisions of the Foreign Corrupt Practices Act, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

      (d) Each of the Company and its Subsidiaries has such authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable environmental laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect; each such authorization is valid and in full force and effect and each of the Company and its Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such authorization; and such authorizations contain no restrictions that are

                                   Annex III-1
burdensome to the Company or any of its Subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

      (e) Other than as set forth in the Offering Memorandum, there are no judicial, regulatory or other legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would singly or in the aggregate have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened or contemplated.

      (f) The execution, delivery, and performance of this Agreement, the Registration Rights Agreement and the Indenture and consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement, the Indenture and the Offering Memorandum do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other material agreement, instrument, franchise, license or permit to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective properties or assets may be bound, or (B) violate or conflict with any provision of the certificate of incorporation, by-laws or other organizational documents of the Company or any of its Subsidiaries, or (C) violate any judgment, decree, order, statute, rule or regulation of any court or any judicial, regulatory or other legal or governmental agency or body of the United States of America or the State of Oregon applicable to the Company or any of its Subsidiaries.

      (g) All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are not subject to any preemptive or, to the best of such counsel's knowledge, similar rights that entitle or will entitle any person to acquire any capital stock from the Company upon issuance or sale thereof. All of the issued shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are owned directly or indirectly by the Company, free and clear of all Liens.

      (h) The statements under the caption "Business - Legal Matters" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, present fairly in all material respects such legal matters, documents and proceedings in the context in which presented in the Offering Memorandum.

                                   Annex III-1

                                                                    ANNEX III(A)

          FORM OF OPINION OF CANADIAN REGULATORY COUNSEL OF THE COMPANY

                                    [to come]

                                 Annex III(A)-1

                                                                        ANNEX IV

                  RESALE PURSUANT TO REGULATION S OR RULE 144A.

      Each Initial Purchaser understands that:

      Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Notes, except such advertisements as are permitted by and include the statements required by Regulation S.

      Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S , it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

      "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or
      (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance upon Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act."